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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement on Form S-8 (File No. 333-49564).


                                    ARTHUR ANDERSEN LLP


Nashville, Tennessee
March 28, 2001